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                                                                   EXHIBIT 10.25


                          CONVERTIBLE PROMISSORY NOTE

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ACT), OR UNDER ANY STATE SECURITIES LAW. THE SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR ARE IN COMPLIANCE WITH AN EXEMPTION THEREFROM.

                            SECURED CONVERTIBLE NOTE

$5,850,000                                                January 31, 2000
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        FOR VALUE RECEIVED, BUILDNET CORP., a California corporation (the
"Issuer"), promises and agrees to pay to J.D. Edwards World Source Company ("Lender"), the principal sum of five million eight hundred fifty thousand dollars ($5,850,000) with interest on the unpaid principal balance from January 31, 2000, until paid, at the rate of eight percent (8%) per annum (the "Loan Rate"). Principal and interest shall be payable in one (1) installment of five million eight hundred fifty thousand dollars ($5,850,000) plus interest, (the "Payment"), due on the 25th day of January, 2001 (the "Payment Date"). If not sooner paid, the entire principal amount outstanding and accrued interest thereon, shall be due and payable on January 25, 2001 ("Maturity Date"). Payment of this Note shall be subordinated to any Senior Debt. "Senior Debt" shall mean the secured and unsecured debt of Issuer in favor of commercial lenders, including banks, insurance companies and similar financial institutions.

1. Asset Purchase Agreement. This is the "Note" referred to in that certain Asset Purchase Agreement dated January 31, 2000, by and between Issuer and Lender ("Asset Purchase Agreement"). All capitalized terms used herein which are not otherwise defined herein shall have the meanings specified in the Asset Purchase Agreement.

2. Application of Payments. All payments and prepayments on account of the indebtedness evidenced by this Note shall be first applied to amounts due pursuant to the Security Agreement; secondly, to late fees and accrued and unpaid interest on the unpaid principal balance of this Note; thirdly, to all other sums then due Lender hereunder; and the remainder, if any, to said unpaid principal balance. Issuer reserves the privilege, without cost or penalty, to prepay all or any part of the principal balance of this Note at any time and from time to time upon the mutual consent of both parties. Any prepayment on account of the indebtedness evidenced by this Note shall not extend or postpone the due date of any subsequent payment hereunder. Notwithstanding the above, Issuer shall not have a right to pre-pay the Note: for a period of sixty (60) days prior to a Triggering Event.

3. Default Rate. After maturity or the earlier Acceleration of the indebtedness evidenced by this Note, or if said indebtedness has not been accelerated, during any period in which an Event of
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Default (as hereinafter defined) exists Lender this Note or the Security
Agreement. Issuer shall pay interest on the balance of principal remaining unpaid during any such period at an annual rate equal to fifteen percent (15%). The interest accruing under this paragraph shall be immediately due and payable by Issuer to the holder of this Note and shall be additional indebtedness evidenced by this Note.

4. Payment Terms. All payments of principal and interest hereunder shall be paid in coin or currency which, at the time or times of payment, is the legal tender for public and private debts in the United States of America and shall be made at such place as Lender or the legal holder or holders of this Note may from time to time appoint, and in the absence of such appointment, then at the offices of Lender, One Technology Way, Denver, CO 80217. Payment submitted in funds not available until collected shall continue to bear interest until collected. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the State of Colorado, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the then applicable Loan Rate during such extension. Payment may also be made by wire transfer to Wells Fargo Bank, San Francisco. CA, ABA # 121000248 to the account of J.D. Edwards & Company, Account # 4159673946.

5. Security Agreement. This Note is the note referred to in the Security Agreement of even date herewith between Issuer and Lender (the "Security Agreement"). This Note is secured, by the collateral described in the Security Agreement (the "Collateral"). Reference is hereby made to the Security Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements contained therein, a statement of the rights, remedies, and security afforded thereby, and all matters therein contained.

6.    Conversion.

      (a) All or any part of the outstanding principal and accrued but unpaid interest on this Note (the "Convertible Amount") shall be convertible, at the option of the Lender upon the occurrence of a Triggering Event (as defined below), at the offiice of the Issuer, into the number of fully paid and nonassessable shares of common stock of Issuer which results from dividing the "Conversion Price" in effect at the time of the Triggering Event into the Convertible Amount.

      (b) A "Triggering Event" is defined as the closing of the Issuer's sale of its common stock or the sale of shares of the Issuer's common stock held by the Issuer's stockholders in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended. Subject to compliance with applicable securities laws, issuer shall notify Lender of the estimated date of the Triggering Event at a reasonable time prior to the Closing of such public offering. The "Conversion Price" shall be the price of the shares as stated in the final prospectus filed with the Securities and Exchange Commission.

      (c) Before the Lender shall be entitled to convert this Note into shares of common stock, Lender shall surrender this Note, accompanied by a proper assignment thereof to the Company or in blank, at the office of the Issuer, and shall give written notice to the Issuer at its principal
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corporate office, of the election to convert the same (or a specified portion hereof) and shall state therein the name or names in which the certificate or certificates for shares of common stock are to be issued. The Issuer shall, as soon as practicable thereafter, issue and deliver at such Office to the Lender or to the nominee or nominees of the Lender, a certificate or certificates for the number of shares of common stock to which the Lender shall be entitled as aforesaid, together with cash in respect of any fraction of a share of common stock issuable upon conversion, and, if applicable, a new Note representing the amount of principal not converted. Such conversion shall be deemed to have been made on the day of the Triggering Event. The conversion shall be conditioned upon the closing with the underwriters of the sale of securities pursuant to an underwritten offering of securities registered pursuant to the Securities Act of 1933, as amended, such that the Lender shall not be deemed to have converted this Note until immediately prior to the closing of such sale of securities.

      (d) The Issuer will not, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Lender against impairment.

      (e) No fractional shares of common stock or scrip representing fractional shares shall be issued upon the conversion of a Note. Instead of any fractional shares of common stock which would otherwise be issuable upon conversion of a Note, the Company shall pay to the Lender a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the Conversion Price then in effect.

      (f) The Issuer shall at all times, reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the conversion of this Note, such number of shares of common stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount of this Note and if at any time the number of authorized but unissued Shares of common stock shall not be sufficient to effect the conversion of this Note, in addition to such other remedies as shall be available to the Lender, the Issuer will take such corporate action as shall be necessary to increase the number of authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to these provisions.

      (g) Any notice required by the provisions of this Section 8 to be given to the Lender shall be deemed given if sent by certified mail, return receipt requested, reputable overnight courier or personal delivery addressed to the Lender at its address for making payments due hereunder.

7. Termination. Lender may terminate this Agreement upon the occurrence of any Event of Default subject to the following:
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      (a) In the Event of Default, Lender shall give written notice of termination of this Agreement to Issuer, and the specific grounds for termination.

      (b) If such Event of Default is not cured by Issuer within thirty (30) days from the date of such notice of termination, Lender may terminate this Agreement.

      (c) Upon termination, the entire principal outstanding amount and accrued interest thereon shall be immediately due and payable upon demand by Lender.

8. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Note:

      (a) the failure by Issuer to make payment of principal or interest or payment of any other amount due to Lender under this Note or the Security Agreement within fifteen (15) days after the date when any such payment is due in accordance with the terms hereof;

      (b) the occurrence of any one or more of the "Events of Default" under the Security Agreement;

      (c) the sale, assignment (other than to Issuer's affiliated companies and successors) or other disposition of all or any portion of the Collateral or Issuer's rights in the Collateral in violation of the Security Agreement; or

      (d) any default, in payment of performance of any Senior Debt.

9. Remedies. At the election of the holder hereof, and without notice, the principal balance remaining unpaid under this Note, and all unpaid interest accrued thereon, shall be and become immediately due and payable in full in the case of the occurrence of any Event of Default which has not been cured within the cure period provided in Section 7 above. Failure to exercise this option shall not constitute a waiver of the right to exercise same in the event of any subsequent Event of Default. No holder hereof shall, by any act of omission or commission, be deemed to waive any of its rights, remedies or powers hereunder or otherwise unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The rights, remedies and powers of the holder hereof, as provided in this Note and the Security Agreement are cumulative and concurrent, and may be pursued singly, successively or together against the Issuer, the Premises and any other security given at any time to secure the repayment hereof, all at the sole discretion of the holder. If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, Issuer promises and agrees to pay all costs of collection, including attorneys' fees and court costs.

10. Waiver. Issuer and all others who now or may at time become liable for all or any part of the obligations evidenced hereby, expressly agree hereby to be jointly and severally bound, and jointly and severally: (i) waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced by this
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Note or by any extension or renewal hereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, and notice of protest, (iii) waive any and all lack of diligence and delays in the enforcement of the payment hereof; (iv) agree that the liability of each Issuer, endorser or obligor shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Lender to any of them with respect hereto; (v) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof, and (vi) consent to the addition of any and all other borrowers, endorsers, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agree that the addition of any such borrowers, endorsers, or other obligors, or security shall not affect the liability of Issuer for all or any part of the obligations evidenced hereby.

11. Amendments. Time is of the essence hereof. This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought. This Note has been made and delivered at Littleton, Colorado and all funds disbursed to or for the benefit of Issuer will be disbursed in Littleton, Colorado. This Note shall inure to the benefit of and may be enforced by Lender, its successors and assigns.

12. Relationship of Parties. Lender shall in no event be construed for any purpose to be a partner, joint venturer, agent or associate of Issuer or any beneficiary thereof or of any lessee, operator, concessionaire or licensee of Issuer or any beneficiary thereof in the conduct of their respective businesses, and by the execution of this Note, Issuer agrees to indemnify, defend, and hold Lender harmless from and against any and all damages, costs, expenses and liability that may be incurred by Lender as a result of a claim that Lender is such partner, joint venturer, agent or associate.

13. Severability. In the event one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

14. Assignment. Lender may assign the Note, and if Lender does assign this Note, the assignee shall be entitled to the performance of all of BuidNet's agreements and obligations under this Note and the Security Agreement, and the assignee shall be entitled to all the rights and remedies of Lender under this Note and Security Agreement, and Buildnet expressly agrees that it will assert no claims or defenses it may have against Lender against assignee except those available to it in this Note and the Security Agreement. Assignments by Lender to subsidiaries of Lender may be done at any time and without the consent of Buildnet, Assignments by Lender to other than subsidiaries may be done upon termination, pursuant to Section 7 hereof, or prior to termination, with the prior consent of Buildnet.
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        THIS NOTE SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF
BORROWER AND LENDER DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF COLORADO. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT WITH JURISDICTION OVER THE CITY AND COUNTY OF DENVER, STATE OF COLORADO. BORROWER AND LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY SUIT CR PROCEEDING ARISING OUT OF OR RELATED TO THIS NOTE OR THE OTHER LOAN DOCUMENTS. BORROWER WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO ANY SUIT OR PROCEEDING INSTITUTED BY LENDER UNDER THIS NOTE IN ANY STATE OR FEDERAL COURT WITH JURISDICTION OVER THE CITY AND COUNTY OF DENVER, STATE OF COLORADO AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THE NOTE.

                             [Signatures to Follow]

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        IN WITNESS WHEREOF, Issuer has executed this Note as of the day and year first written above.

BUILDNET CORP.


/s/ Mike Atwood
-------------------
By: Mike Atwood
Its: President



                                                ATTEST:

                                                /s/ Steven C. Thompson
                                                ----------------------

                                                Steven C. Thompson

Secretary

Address of Issuer:       1777 Oakland Blvd., Suite 201, Walnut Creek, CA 94596